ICG
International Coal Group, Inc.

AMERICA'S
BEST
ENERGY VALUE

ICG

UBS Boston Coal Conference
December 1, 2009
Ben Hatfield
President & Chief Executive Officer

Forward-Looking Statement
■ Statements in this press release that are not historical facts are forward-looking statements within the “safe harbor” provision of the Private
 Securities Litigation Reform Act of 1995 and may involve a number of risks and uncertainties. We have used the words “anticipate,” “believe,”
 “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project” and similar terms and phrases, including references to assumptions, to identify forward-looking statements. These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to various risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. The following factors are among those that may cause actual results to differ materially from our forward-looking statements: market demand for coal, electricity and steel; availability of qualified workers; future economic or capital market conditions; weather conditions or catastrophic weather-related damage; our production capabilities; consummation of financing, acquisition or disposition transactions and the effect thereof on our business; a significant number of conversions of our convertible senior notes prior to maturity;
 our plans and objectives for future operations and expansion or consolidation; our relationships with, and other conditions affecting, our customers;
 availability and costs of key supplies or commodities, such as diesel fuel, steel, explosives and tires; availability and costs of capital equipment;
 prices of fuels which compete with or impact coal usage, such as oil and natural gas; timing of reductions or increases in customer coal inventories; long-term coal supply arrangements; reductions and/or deferrals of purchases by major customers; risks in or related to coal mining operations, including risks related to third-party suppliers and carriers operating at our mines or complexes; unexpected maintenance and equipment failure; environmental, safety and other laws and regulations, including those directly affecting our coal mining and production, and those affecting our customers’ coal usage; ability to obtain and maintain all necessary governmental permits and authorizations; competition among coal and other energy producers in the United States and internationally; railroad, barge, trucking and other transportation availability, performance and costs; employee benefit costs and labor relations issues; replacement of our reserves; our assumptions concerning economically recoverable coal reserve estimates; availability and costs of credit, surety bonds and letters of credit; title defects or loss of leasehold interests in our properties which could result in unanticipated costs or inability to mine these properties; future legislation and changes in regulations or governmental policies or changes in interpretations thereof, including with respect to safety enhancements and environmental initiatives relating to global warming; impairment of the value of our long-lived and deferred tax assets; our liquidity, including the ability to adhere to financial covenants related to our borrowing arrangements, results of operations and financial condition; adequacy and sufficiency of our internal controls;
 and legal and administrative proceedings, settlements, investigations and claims and the availability of related insurance coverage.
■ You should keep in mind that any forward-looking statement made by us in this presentation or elsewhere speaks only as of the date on which the statements were made. See also the “Risk Factors” in our 2008 Annual Report on Form 10-K and in subsequent filings on Form 10-Q, all of which are currently available on our website at www.intlcoal.com. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us or our anticipated results. We have no duty to, and do not intend to, update or revise the forward-looking statements in this presentation , except as may be required by law. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this presentation might not occur. All data presented herein is as of December 1, 2009 unless otherwise noted.
UBS Boston Conference, December 1, 2009

Highlights of ICG
■ Strong operating presence in 3 of 4 largest US coal-producing regions - Central Appalachia, Northern Appalachia, & IL Basin
■ Extensive coal reserve holdings with 63% ownership position
■ Favorable contracted sales position
■ Metallurgical sales projected to double in 2010
■ Planned production growth is primarily from permitted
 underground mines with less exposure to environmental issues
■ 100% union-free workforce
■ Solid balance sheet with minimal long-term legacy liabilities
Summary Statistics
Market capitalization1: $700.0 million
Coal reserves:  1.0 billion tons
Reserve life:  Approximately 58 yrs
 Employees: 2,600
 2009 tons sold2: 17.3 to 17.5 million
 2009 tons produced2: 16.4 to 16.6 million
1Market capitalization is based on 155.2 million shares outstanding and a stock price of $4.51 as of November 25, 2009.
2Management’s estimate as of October 28, 2009
UBS Boston Conference, December 1, 2009

- Development of the Tygart #1 underground mining complex is expected to resume in 2011

Patriot
West Virginia
ADDCAR
ICG Corporate

▪ 13 active mining complexes - 8 in Central Appalachia, 4 in
 Northern Appalachia, and 1 in Illinois Basin
Operating Strength
and Diversity
ICG Illinois
Illinois
Kentucky
Beckley
Virginia
MD
East Kentucky
Flint Ridge
Hazard
Knott County
Raven
Eastern
Buckhannon
Sentinel
Tygart Valley #1
Vindex
Current Operations
Future Operations
Powell Mountain
Pennsylvania
Indiana
Ohio
UBS Boston Conference, December 1, 2009

High-Caliber Reserve Base
(As of September 30, 2009)
37%
Leased
96 million tons met
 273 million tons steam
63%
Owned
232 million tons met
399 million tons steam
Geographic Distribution of
Reserves
Reserve Ownership
Reserves by Method
11%
Surface
89%
Underground
37%
IL Basin
37%
NAPP
26%
CAPP
▪ ICG controls 1.0 billion tons of high-quality reserves that are primarily high-BTU, low-sulfur steam and metallurgical coal
▪ Largest reserve ownership position among publicly traded peers
▪ ~200 million permitted tons; 162 million underground
UBS Boston Conference, December 1, 2009

Large Met Quality
Reserve Position*
(As of September 30, 2009)
52%
Met Quality
328 million tons
48%
Steam Quality
301 million tons
76% Hi Vol
250 million tons
8% Mid Vol
26 million tons
16% Low Vol
52 million tons
■ CAPP/NAPP reserves of 629 million tons are 52%
 metallurgical-grade quality
UBS Boston Conference, December 1, 2009

2009 Production Profile
(As of September 30, 2009)
24%
NAPP
62%
CAPP
14%
ILB
Production by State
Production by Region
Production by Method
53%
Surface
47%
Underground
42%
KY
40%
WV
14%
IL
4%
MD
UBS Boston Conference, December 1, 2009

100
80
60
40
20
0
100
12
88
47
15
38
2009
2010
2011
Committed and priced

 Projected Sales 17.3 - 17.5 16.5 - 17.5 16.5 - 18.0
 (tons in millions)
 Projected Price Per Ton $59.25-$59.50 $61.00-$62.50 $65.00-$70.00
Committed Tonnage1
1 Management’s estimate as of November 30, 2009
Favorable Sales Position
%
of
Sales
UBS Boston Conference, December 1, 2009

Uncommitted
 Committed and not priced

2.5
2.0
1.5
1.0
0.5
0.0
0.1
0.3
0.2
0.5
0.7
0.3
0.8
0.9
1.3
2006
2007
2008
2009
2010
Low Vol
High Vol

Projecting Doubling of
Metallurgical Sales
Future met growth opportunities
■ Tygart project
 – Premium high volatile met
 – 3.5 mm TPY longwall mine
 projected at 40% met
■ Vindex Bakerstown project
 – Premium low volatile met
 – 0.9 mm TPY CM deep mine
■ These mines and other permitted
 sources could increase annual
 met sales to plus 5 mm tons by
 2014-15
UBS Boston Conference, December 1, 2009
Met Sales Growth 2006-10

Production Growth Is Primarily
from Underground Mines
■ Nearly all ICG growth is comprised of new or expanding
 underground mining operations (versus surface mines)
 – Major new development is Tygart #1 complex in Northern App
 – Other deep mine growth planned at Beckley, Illinois, & Raven
■ Surface portion of ICG production steadily decreasing
 – Dropped from 65% in 2007 to 53% in 2009
 – Projected to decrease to 31% by 2015
■ Although still subject to development risks, underground
 mines have become less controversial (and less likely to be delayed by anti-mining activists) than surface mines
UBS Boston Conference, December 1, 2009

$3,660
$1,548
$1,481
$898
$542
$431
$172
$148
$144
Consol
Patriot
Peabody
Foundation
Massey
Arch
Alpha
James Rvr
ICG

Workers Comp 5%
FAS 106 20%
Black lung 19%
Rockefeller 1%
Reclamation 55%

ICG Legacy Liabilities
Total: $144 million
Total Legacy Liabilities1
1 Source: company Annual Reports as of December 31, 2008. Legacy liabilities include post retirement benefits, black lung liabilities, reclamation liabilities, workers compensation and Coal Act liabilities
($ in millions)
Lowest Legacy Liabilities
Among Peer Group
UBS Boston Conference, December 1, 2009

Coal Market Update
UBS Boston Conference, December 1, 2009

Current Market Conditions
■ Market has recently improved, but remains somewhat fragile
 – Rising natural gas prices are subject to retreat in response to mild weather or bloated storage reports
 – Further, thermal coal production cuts may be needed to achieve balance
■ However, several positive signals are developing
 – Steel capacity utilization has been improving each week since late April
 – Coal exports are increasing, especially for metallurgical coals
 – US economic indicators, while mixed, are generally showing improvement
■ Coal output expected to remain subdued until utility stockpiles drop
 – However, shipment execution should improve as winter demand arrives
 – Expect domestic coal inventory levels to fall sharply as dramatic production cuts become visible in the face of winter demand and rising exports
■ Overall, we believe worst of market weakness is behind us
UBS Boston Conference, December 1, 2009

EIA Production Data: YTD as of November 14, 2009

Tons in millions	2009	2008	Change	Percent
Total US Production	948	1,021	(73)	-7.1%
Eastern [1]	405	432	(27)	-6.3%
Western	544	590	(46)	-7.8%

[1] Eastern Kentucky	70	80	(10)	-12.5%

Producers Reacted
Quickly in 2009
UBS Boston Conference, December 1, 2009

CSX 12500 1.6# (Central App)
Pitt 8 13000 3.4# (Northern App)
$155.00
$135.00
$115.00
$95.00
$75.00
$55.00
$35.00
30-Dec-05
31-Mar-06
30-Jun-06
29-Sep-06
31-Dec-06
31-Jan-07
30-Mar-07
30-Jun-07
28-Sep-07
31-Dec-07
31-Jan-08
29-Feb-08
31-Mar-08
30-Jun-08
30-Sep-08
31-Oct-08
31-Dec-08
31-Jan-09
31-Mar-09
30-Apr-09
30-Oct-09
20-Nov-09

Recent Thermal Spot Pricing Suggests
Early Signs of Recovery
UBS Boston Conference, December 1, 2009
Prompt Month Coal Pricing Per ICAP-United, Inc.

$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
$50.75
$49.50
$56.74
$53.31
$68.25
$61.25
$75.00
$65.25
Q4 2009
CY 2010
CY 2011
CY 2012
CAPP - CSX 12500/1.6#
NAPP - Pitt 8 13000/3.4#

Forward Curve Predicts
Meaningful Price Opportunity
UBS Boston Conference, December 1, 2009

Favorable Trends for
Met Coal Demand
■ Steel capacity utilization has been recovering:
 – U. S. has rebounded to 65% from 40% in Q1 2009
 – Steel sectors in China, Eastern Europe, & India are near 100%
■ Resilient economic growth in Asia is expected to drive
 increased met coal consumption
 – Projected GDP growth in China is 8-10% for 2010 and 2011
 – Infrastructure constraints in Australia expected to position Eastern
 US producers favorably to service rising global demand
■ Recent Australian spot sales in the $165 range represent a
 28% increase from the $129 March settlements
■ Industry consensus suggests that met market recovery will
 come sooner and stronger than the thermal market rebound
UBS Boston Conference, December 1, 2009

Summary
UBS Boston Conference, December 1, 2009

Near-Term Strategy
■ Maintain flexibility to match production with changing
 markets
 – ICG has idled or reduced 4.2 million annual tons of higher-cost production since January 2009
■ Capitalize on improving metallurgical coal market
■ Continue to strengthen liquidity and maximize cash
■ Protect profit margin by managing costs
■ Be cautious on entering coal contracts beyond 2010 as
 pricing environment is expected to improve beginning
 mid-year
UBS Boston Conference, December 1, 2009

Conclusion
■ Well-positioned for the current economic outlook
 – Essentially all of 2009 coal is committed at substantially higher prices than in prior years, solid contract base for 2010
 – Maturing of new mines, lower labor turnover and reduced commodity prices are expected to help cost performance
 – Met production expected to double in 2010 (versus 2009)
■ Favorable operating cash flow expected in 2009 and 2010
 – Capital spending reflects a measured and cautious outlook
 – Key focus on strengthening liquidity
■ As the market rebalances in 2010 and global stimulus
 efforts take hold, increasing demand for low-cost electricity and steel products should bode well for coal
UBS Boston Conference, December 1, 2009

Questions?
UBS Boston Conference, December 1, 2009

Appendices
UBS Boston Conference, December 1, 2009

Production and Operating
Statistics
UBS Boston Conference, December 1, 2009

Tons (mm)
26
24
22
20
18
16
14
12
10
8
12.4
16.5
16.4
17.8
16.4-16.6
16.0-17.0
2005
2006
2007
2008
2009
2010

Production by Region						
CAPP	66%	68%	68%	65%	62%	58%
NAPP	19%	19%	19%	22%	24%	26%
ILB	15%	13%	13%	13%	14%	17%

Adjusting Production
Growth To Match Demand
1 Management’s estimate as of October 28, 2009
UBS Boston Conference, December 1, 2009

Mine Site	Mine Type	Mining Method	9/30/2009 Total Reserves (tons in millions)	Annual Capacity (tons in millions)	2008 Production (tons in millions)	Coal Quality	Transportation Method
CAPP							
Kentucky							
East Kentucky	S	MTR, TSL	2.2	1.3	1.1	Utility	Rail
Flint Ridge	UG	R&P	23.6	1.5	1.1	Utility	Rail, Truck
Hazard	S	MTR, TSL, HW	65.3	5.0	4.1	Utility	Rail, Truck
Knott County	UG	R&P	17.5	1.0	0.9	Utility	Rail
Powell Mountain	UG	R&P	26.9	1.0	0.1	High vol met, premium utility	Rail
Raven	UG	R&P	11.5	1.0	0.7	Utility	Rail
West Virginia							
Beckley	UG	R&P	31.5	1.2	0.5	Low vol met	Rail
Eastern	S	MTR, TSL	9.6	3.3	3.2	Utility	Rail
NAPP							
West Virginia							
Buckhannon	UG	R&P	58.1	1.0	1.0	High vol met, premium utility	Rail, Truck
Patriot	S	CTR, TSL	7.2	0.9	0.9	Utility	Barge, Rail, Truck
Sentinel	UG	R&P	53.5	1.5	1.0	High vol met, premium utility	Rail, Truck
Maryland							
Vindex	S	CTR, TSL	65.2	1.1	0.9	Low vol met, utility	Rail, Truck
ILLINOIS BASIN							
Illinois							
Viper	UG	R&P	46.6	2.7	2.3	Utility	Truck

S - Surface; UG - Underground

CRM - Cross Ridge Mining; CTR - Contour Mining; R&P - Room-and-pillar; LW - Longwall; MTR - Mountaintop Removal; HW - Highwall; TSL - Truck and Shovel/Loader

Summary of Active
Mining Operations
UBS Boston Conference, December 1, 2009

Peer Group
Cost and Margin Comparisons
UBS Boston Conference, December 1, 2009

$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
1Q 2007
2Q 2007
3Q 2007
4Q 2007
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
Alpha
Arch
Consol
ICG
James River
Massey
Patriot

Peer Group Cost Per Ton
Appalachian Production (2007 - 3Q09)
UBS Boston Conference, December 1, 2009

$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
1Q 2007
2Q 2007
3Q 2007
4Q 2007
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
ICG
James River
Patriot
Peabody

Peer Group Cost Per Ton
Illinois Basin Production (2007 - 3Q09)
UBS Boston Conference, December 1, 2009

$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
1Q 2007
2Q 2007
3Q 2007
4Q 2007
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
Alpha
Arch
Consol
ICG
James River
Massey
Patriot

Peer Group Margin Comparison
Margin Per Ton in Dollars (2007 - 3Q09)
UBS Boston Conference, December 1, 2009

Recap of ICG Capital
Investment Strategy
2005-2009
UBS Boston Conference, December 1, 2009

ICG Capital Investment Focus
■ Capital investment strategy during 2005-2009 has focused
 on two key areas:
 1. Development capital for construction of new mining complexes to boost production for targeted markets
 2. Maintenance capital designed to “catch up” for years of under-
 investment and upgrade the aged equipment fleet inherited from the Horizon and Anker bankruptcies
UBS Boston Conference, December 1, 2009

Substantial Success Achieved in
Launching Expansion Projects
Major Expansion Projects	2005	2006	2007	2008	2009 Est
• Flint Ridge Complex
• Raven Complex
• Vindex Barton/Buffalo Expansion
• New Sentinel Clarion Mine
• Beckley Complex
• Hazard Shovel Spread
• Tygart #1 Complex (Ongoing)
• Other Substantial Exp Projects
Total Project Capex (millions)	$35.6	$92.2	$123.3	$94.9	$8.0
Total of $354.0 million invested in expansion projects during 2005-2009
UBS Boston Conference, December 1, 2009

Maintenance Capital “Catch-Up”
Spending Has Leveled Off
($ in millions)	2005	2006	2007	2008	2009 Est
Total Capital Expenditures	$116.8	$197.0	$181.3	$171.6	$94.5

Less Project Capex	$35.6	$92.2	$123.3	$94.9	$8.0

= Non-Project Capital (Basic Maintenance Capex)	$81.2	$104.8	$58.0	$76.7	$86.5

Coal Production (tons, millions)	12.4	16.5	16.4	17.8	16.5

Maintenance Capex/Ton	$6.55	$6.35	$3.54	$4.31	$5.24(1)
UBS Boston Conference, December 1, 2009

Note : (1) Idled capacity due to market-driven production cuts essentially inflated 2009 maintenance capex per ton

Age of Equipment Fleet (in years)			
	November 2005	September 2009	Variance	% Change
Surface:				
Loaders/shovels	8.4	3.5	(4.9)	-58%
Dozers	6.3	7.0	0.7	11%
Haul trucks	9.8	9.4	(0.4)	-4%
Underground:				
Continuous miners	11.9	4.9	(7.0)	-59%
Roof bolters	13.3	5.1	(8.2)	-62%
Haulage	10.1	6.6	(3.5)	-35%
Scoops	12.4	5.0	(7.4)	-60%

Equipment Fleet Now
Significantly Stronger
UBS Boston Conference, December 1, 2009

Miscellaneous Coal Reserves
& Sales Statistics Slides
UBS Boston Conference, December 1, 2009

Substantial Permitted Reserves
(September 30, 2009)
Permitted
199 million tons
Non-permitted
801 million tons
NAPP
116 million tons
CAPP
64 million tons
ILL
19 million tons
■ ICG’s permitted reserves include 162 million tons
 underground and 37 million tons surface
Permitted Reserves
Permitted Reserves by
Geographic Basin
UBS Boston Conference, December 1, 2009

80%
70%
60%
50%
40%
30%
20%
10%
0%

	2006	2007	2008	2009 Est.
Top 3	42%	31%	22%	23%
Top 10	76%	65%	55%	59%
Other	24%	35%	45%	41%

More Diversified
Customer Base
UBS Boston Conference, December 1, 2009
37